                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

--------------------------------------------------------------------------------

                                       FORM 8-K

                                    CURRENT REPORT

                          PURSUANT TO SECTION 13 OR 15(d) OF

                         THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported):  December 29, 1997


                                  Chiron Corporation
--------------------------------------------------------------------------------
                (Exact name of registrant as specified in its charter)


Delaware                         0-12798                    94-2754624
--------------------------------------------------------------------------------
(State or other               (Commission                   (IRS Employer
 jurisdiction of               File Number)                 Identification No.)
 incorporation)

                     4560 Horton Street, Emeryville, CA               94608
--------------------------------------------------------------------------------
                       (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code (510) 655-8730
                                                   --------------

                                         N/A
--------------------------------------------------------------------------------
            (Former name or former address, if changed since last report)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.


On December 29, 1997, Chiron Corporation ("Chiron") completed the sale of all of the outstanding capital stock of its wholly owned ophthalmic products subsidiary, Chiron Vision Corporation, to Bausch & Lomb Incorporated ("Bausch & Lomb"), for $300 million in cash. The sale was completed pursuant to the terms of a Stock Purchase Agreement dated as of October 21, 1997, between Chiron and Bausch & Lomb, a copy of which is attached hereto as Exhibit 99.1. The purchase price is subject to certain post-closing adjustments, as more fully set forth in Section 1.5 of the Stock Purchase Agreement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial statements of businesses acquired.

          Not applicable.

     (b)  Pro forma financial information.

          Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1997

          Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Years Ended December 31, 1996, 1995 and 1994

          Notes to Unaudited Pro Forma Condensed Consolidated Financial
          Statements

     (c)  Exhibits.

     Exhibit Number
     --------------

          99.1      Stock Purchase Agreement between
                    Chiron Corporation and
                    Bausch & Lomb Incorporated dated
                    as of October 21, 1997.

          99.2      Press Release dated
                    December 30, 1997
                    regarding the completion of the sale of
                    Chiron Vision Corporation.

                                 CHIRON CORPORATION
                    UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                                FINANCIAL STATEMENTS

     The following Unaudited Pro Forma Condensed Consolidated Financial Statements give effect to the disposition of Chiron Corporation's ophthalmic products unit, Chiron Vision Corporation ("Chiron Vision"), in a transaction accounted for in accordance with Accounting Principles Board Opinion No. 30, "Reporting the Results of Operations - Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring
Events and Transactions."   The Unaudited Pro Forma Condensed Consolidated
Balance Sheet as of September 30, 1997, and the Unaudited Pro Forma Condensed Consolidated Statements of Operations for the years ended December 31, 1996, 1995 and 1994, and explanatory notes thereto, are presented to show the financial position and results of continuing operations of Chiron Corporation (the "Company") assuming the disposition of Chiron Vision had occurred as of September 30, 1997 and January 1, 1994, respectively. Chiron Vision was presented as a discontinued operation in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997 filed with the Securities and Exchange Commission on November 12, 1997. Therefore, pro forma statements of operations for the nine month periods ended September 30, 1997 and 1996 are not presented herein.

     The pro forma adjustments are based on the Stock Purchase Agreement dated as of October 21, 1997 between Bausch & Lomb Incorporated and the Company. Such adjustments are based on estimates, which are derived from available information and certain assumptions. In accordance with generally accepted accounting principles, the net gain on disposal of Chiron Vision will be recognized by the Company in its first fiscal quarter of 1998. This net gain has been excluded from the Unaudited Pro Forma Condensed Consolidated Statements of Operations because it is a gain from discontinued operations. The pro forma net gain reported herein is not indicative of the actual net gain which will be recognized in the first fiscal quarter of 1998 due to the tax effect of the disposition as discussed in footnote (e) of the Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements. Further, final adjustments will be made to the pro forma net gain on the basis of (i) Chiron Vision's actual net asset balance upon the closing, and
(ii) evaluation and estimates of direct transaction costs made prior to the Company's filing of its Quarterly Report on Form 10-Q for the quarter ending March 31, 1998.

     The Unaudited Pro Forma Condensed Consolidated Statements of Operations exclude any potential benefits that might result from the Company's use of its proceeds from the disposition of Chiron Vision, including the elimination of certain interest expense resulting from the Company's aggregate repayment of $100 million in revolving, committed, unsecured credit lines made subsequent to the closing of the transaction. The Unaudited Pro Forma Condensed Consolidated Financial Statements do not purport to be indicative of the results that actually would have occurred if the disposition of Chiron Vision occurred on the dates indicated or indicative of results which may be obtained in the future. The Unaudited Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with the historical consolidated financial statements, and accompanying notes, of the Company.

                              CHIRON CORPORATION
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                              SEPTEMBER 30, 1997
                                (IN THOUSANDS)


                                     Chiron       Chiron      Pro Forma     Continuing
                                   Corporation    Vision     Adjustments    Operations
                                   -----------  ---------  -------------   ------------
Current assets:
  Cash and cash equivalents        $  103,537   $  10,769  $    10,769(a)  $  398,533
                                                               294,996(b)
  Short-term investments
    in marketable debt securities      40,342           -            -         40,342
                                   ----------   ---------  -----------     ----------
      Total cash and short-term
        investments                   143,879      10,769      305,765        438,875
  Accounts receivable                 324,185      41,545            -        282,640
  Inventories                         185,355      37,601            -        147,754
  Assets held for sale                      -           -       11,500(c)      11,500
  Other current assets                 72,292       7,159            -         65,133
                                   ----------   ---------  -----------     ----------
      Total current assets            725,711      97,074      317,265        945,902
Noncurrent investments in
  marketable debt securities           34,299           -            -         34,299
Property, plant, equipment and
  leasehold improvements, at cost:
  Land and buildings                  208,820      25,860            -        182,960
  Laboratory, production and
    office equipment                  415,622      42,474            -        373,148
  Leasehold improvements              120,724       4,254            -        116,470
  Construction in progress             62,383       1,730            -         60,653
                                   ----------   ---------  -----------     ----------
                                      807,549      74,318            -        733,231
  Less accumulated depreciation
    and amortization                 (257,059)    (25,305)           -       (231,754)
                                   ----------   ---------  -----------     ----------
      Net property, plant,
        equipment and leasehold
        improvements                  550,490      49,013            -        501,477
Purchased technology, net              57,653      25,846            -         31,807
Other intangible assets, net           77,128      42,337            -         34,791
Investments in equity
  securities and affiliated
  companies                           193,741           -            -        193,741
Other assets                           62,740       2,508            -         60,232
                                   ----------   ---------  -----------     ----------
                                   $1,701,762   $ 216,778  $   317,265     $1,802,249
                                   ----------   ---------  -----------     ----------
                                   ----------   ---------  -----------     ----------
Current liabilities:
  Accounts payable                 $   77,458   $   7,202  $         -     $   70,256
  Accrued compensation and
    related expenses                   50,823       7,173        8,697(d)      52,347
  Short-term borrowings               150,812           -            -        150,812
  Current portion of unearned
    revenue                            23,787         165            -         23,622
  Taxes payable                        39,399       2,016        2,626(e)      40,009
  Other current liabilities           124,145      20,432          213(f)     119,540
                                                                15,614(d)
                                   ----------   ---------  -----------     ----------
      Total current liabilities       466,424      36,988       27,150        456,586
Long-term debt                        395,640         288            -        395,352
Other noncurrent liabilities           25,281       4,392        1,018(f)      21,907
                                   ----------   ---------  -----------     ----------
      Total liabilities               887,345      41,668       28,168        873,845
                                   ----------   ---------  -----------     ----------
Commitments and contingencies
Stockholders' equity:
  Common stock                          1,750           -            -          1,750
  Additional paid-in capital        1,826,603           -       28,885(e)   1,855,488
  Business equity                           -     175,110      175,110(g)           -
  Accumulated deficit              (1,014,157)          -       85,102(e)    (929,055)
  Cumulative foreign currency
    translation adjustment            (24,103)          -            -        (24,103)
  Unrealized gain from
    investments                        24,933           -            -         24,933
  Notes receivable from
    stock sales                          (609)          -            -           (609)
                                   ----------   ---------  -----------     ----------
      Total stockholders' equity      814,417     175,110      289,097        928,404
                                   ----------   ---------  -----------     ----------
                                   $1,701,762   $ 216,778  $   317,265     $1,802,249
                                   ----------   ---------  -----------     ----------
                                   ----------   ---------  -----------     ----------

                   SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA
                    CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

                                                 CHIRON CORPORATION
                       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                     (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                    Year Ended December 31, 1996                  Year Ended December 31, 1995
                              ----------------------------------------     ----------------------------------------
                                 Chiron         Chiron      Continuing       Chiron          Chiron      Continuing
                              Corporation       Vision      Operations     Corporation       Vision      Operations
                              -----------      --------     ----------     -----------      --------     ----------
REVENUES:
  Product sales, net          $1,015,913       $211,004     $  804,909     $  922,853       $176,951     $  745,902
  Equity in earnings of
   unconsolidated joint
   businesses                    102,061              -        102,061         80,356           (649)        81,005
  Collaborative agreement
   revenues                      122,105              -        122,105         58,081              -         58,081
  Other revenues                  72,765              -         72,765         39,292              9         39,283
                              ----------       --------     ----------     ----------       --------      ---------

      Total revenues           1,312,844        211,004      1,101,840      1,100,582        176,311        924,271
                              ----------       --------     ----------     ----------       --------      ---------

EXPENSES:
  Cost of sales                  440,908         98,877        342,031        415,798         87,354        328,444
  Research and development       369,080         16,608        352,472        343,752         15,865        327,887
  Selling, general and
   administrative                397,563         86,899        310,664        357,066         77,174        279,892
  Write-off of purchased
   in-process technologies             -              -              -        365,286         12,024        353,262
  Costs related to Novartis
   transaction                         -              -              -         49,407          4,153         45,254
  Restructuring and
   reorganization charges              -              -              -         39,056         16,948         22,108
  Other operating expenses        14,911          8,501          6,410         12,645          7,903          4,742
                              ----------       --------     ----------     ----------       --------      ---------

      Total expenses           1,222,462        210,885      1,011,577      1,583,010        221,421      1,361,589
                              ----------       --------     ----------     ----------       --------      ---------

Income (loss) from operations     90,382            119         90,263       (482,428)       (45,110)      (437,318)

Gain on sale of interest in
 affiliated company               12,226              -         12,226              -              -              -
Interest expense                 (30,741)           193        (30,934)       (30,212)             -        (30,212)
Other income (expense), net        8,107            917          7,190         21,866           (277)        22,143
                              ----------       --------     ----------     ----------       --------      ---------

Income (loss) before
 income taxes                     79,974          1,229         78,745       (490,774)       (45,387)      (445,387)
Provision for income taxes        24,829          2,687         22,142         21,689          1,802         19,887
                              ----------       --------     ----------     ----------       --------      ---------

Net income (loss)             $   55,145       $ (1,458)    $   56,603     $ (512,463)      $(47,189)     $(465,274)
                              ----------       --------     ----------     ----------       --------      ---------
                              ----------       --------     ----------     ----------       --------      ---------

Net income (loss) per share   $     0.31                    $     0.32     $    (3.15)                    $   (2.86)
                              ----------                    ----------     ----------                     ---------
                              ----------                    ----------     ----------                     ---------

Weighted average number
 of shares used in
 calculating per share
 amounts                         177,052                       177,052        162,442                       162,442
                              ----------                    ----------     ----------                     ---------
                              ----------                    ----------     ----------                     ---------

                                  SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA
                                   CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

                               CHIRON CORPORATION
      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                     (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                            Year Ended December 31, 1994
                                        ------------------------------------
                                           Chiron      Chiron    Continuing
                                         Corporation   Vision    Operations
                                        ------------  --------  -----------
REVENUES:
  Product sales, net                    $  275,966    $106,062    $169,904
  Equity in earnings of unconsolidated
    joint businesses                        82,395        (273)     82,668
  Collaborative agreement revenues          67,501          45      67,456
  Other revenues                            28,117       2,934      25,183
                                        ----------    --------    --------
      Total revenues                       453,979     108,768     345,211
                                        ----------    --------    --------
EXPENSES:
  Cost of sales                            128,209      51,593      76,616
  Research and development                 166,175       9,653     156,522
  Selling, general and administrative      109,990      48,558      61,432
  Costs related to Novartis transaction      2,117           -       2,117
  Other operating expenses                   5,088       2,814       2,274
                                        ----------    --------    --------
      Total expenses                       411,579     112,618     298,961
                                        ----------    --------    --------
Income (loss) from operations               42,400      (3,850)     46,250

Interest expense                           (20,186)          -     (20,186)
Other income, net                            9,783         259       9,524
                                        ----------    --------    --------
Income (loss) before income taxes           31,997      (3,591)     35,588
Provision (benefit) for income taxes        13,672      (3,303)     16,975
                                        ----------    --------    --------
Net income (loss)                       $   18,325    $   (288)   $ 18,613
                                        ----------    --------    --------
                                        ----------    --------    --------
Net income per share                    $     0.13                $   0.14
                                        ----------                --------
                                        ----------                --------
Weighted average number of shares used
  in calculating per share amounts         137,172                 137,172
                                        ----------                --------
                                        ----------                --------

                SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA
                 CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

                                 CHIRON CORPORATION
                NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                                FINANCIAL STATEMENTS


     During 1995, Chiron Corporation (the "Company") changed its fiscal year from a December 31 calendar year-end to a 52 or 53-week year ending on the Sunday nearest the last day in December of each year. Therefore, the 1997, 1996 and 1995 fiscal years ended on December 28, 1997, December 29, 1996 and December 31, 1995, respectively. Each of fiscal years 1997, 1996 and 1995 was 52 weeks long. For presentation purposes, dates used in the Unaudited Pro Forma Condensed Consolidated Financial Statements and notes refer to the calendar month end.

     The following adjustments have been applied to the historical financial statements of the Company and financial position and results of operations of Chiron Vision to arrive at the Unaudited Pro Forma Condensed Consolidated Financial Statements:

(a) Adjustment, pursuant to the Stock Purchase Agreement, to reflect the transfer of Chiron Vision's cash to the Company upon closing of the transaction on December 29, 1997.

(b) Adjustment to reflect an estimate of net cash proceeds from sale of Chiron Vision which incorporates certain estimated purchase price adjustments calculated pursuant to the Stock Purchase Agreement.

(c) Adjustment, pursuant to the Stock Purchase Agreement, to reflect the transfer of certain Chiron Vision real estate assets to the Company upon closing of the transaction on December 29, 1997. For a period of three years following the closing of the transaction, Chiron Vision has the right to use the currently occupied portion of those real estate assets on a rent-free basis. This amount reflects the transfer of such real estate assets to the Company at their estimated fair values, determined on the basis of independent appraisals, less cost to sell.
     An estimated loss of $13.8 million resulting from the write-down of such real estate assets to their estimated aggregate net realizable value will be recognized as a reduction of the net gain on disposal of Chiron Vision in the Company's first fiscal quarter of 1998.

(d) Adjustment to reflect the estimated direct transaction costs to be incurred by the Company in connection with the sale of Chiron Vision.

(e) Adjustment to reflect the estimated gain on disposal of Chiron Vision, net of provision for income taxes of $31.5 million as if the disposal occurred on September 30, 1997. In accordance with Emerging Issues Task Force Issue No. 93-17, "Recognition of Deferred Tax Assets for a Parent Company's Excess Tax Basis in the Stock of a Subsidiary That Is
     Accounted for as a Discontinued Operation," the Company expects to recognize a net deferred tax asset and a corresponding deferred tax benefit of an estimated $12.7 million during its fourth fiscal quarter of 1997. The recognition of this net deferred tax asset in the fourth fiscal quarter of 1997 will have the effect of reducing the actual net gain recognized in the first fiscal quarter of 1998 by a corresponding amount. Accordingly, the actual net gain recognized in the first fiscal quarter of 1998 will be an estimated $12.7 million less than the pro forma net gain reflected herein solely as a result of this accounting.

(f) Adjustment, pursuant to the Stock Purchase Agreement, to reflect the transfer of future noncancelable operating lease costs to the Company upon closing of the transaction on December 29, 1997.

(g) Adjustment to reflect the elimination and disposition of Chiron Vision's net assets.

                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              CHIRON CORPORATION


Date:     January 12, 1998                    By:  /s/ William G. Green
                                                  --------------------------
                                                  William G. Green
                                                  Senior Vice President,
                                                  General Counsel and
                                                  Secretary

                                  INDEX TO EXHIBITS



Exhibit No.                   Description
-----------                   -----------


99.1                Stock Purchase Agreement between
                    Chiron Corporation and Bausch & Lomb
                    Incorporated dated as of October 21, 1997.

99.2                Press Release dated December 30, 1997
                    regarding the completion of the sale of
                    Chiron Vision Corporation.